Exhibit 99.1

Howmet Aerospace Technology & Markets Day 2026 March 10, 2026

Important Information

Forward–Looking Statements

This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates", "believes", "could", "envisions", "estimates", "expects", "forecasts", "goal", "guidance", "intends", "may", "outlook", "plans", "projects", "seeks", "sees", "should", "targets", "will", "would", or other words of similar meaning. All statements that reflect Howmet Aerospace Inc.'s ("Howmet's") expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, forecasts and outlook relating to: the condition of markets; future financial results or operating performance; future strategic actions; Howmet's strategies, outlook, and business and financial prospects; and any future dividends, debt issuances, debt reduction and repurchases of its common stock; and statements regarding the planned acquisition of Consolidated Aerospace Manufacturing, LLC (CAM), including the expected benefits and timing of such planned acquisition. These statements reflect beliefs and assumptions that are based on Howmet's perception of historical trends, current conditions and expected future developments, as well as other factors Howmet believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally, or unfavorable changes in the markets served by Howmet, including due to escalating tariff and other trade policies and the resulting impacts on Howmet's supply and distribution chains, as well as on market volatility and global trade generally; (b) the impact of potential cyber attacks and information technology or data security breaches; (c) the loss of significant customers or adverse changes in customers' business or financial conditions; (d) manufacturing difficulties or other issues that impact product performance, quality or safety; (e) inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (f) failure to attract and retain a qualified workforce and key personnel, labor disputes or other employee relations issues; (g) the inability to achieve improvement in or strengthening of financial performance, operations or competitiveness anticipated or targeted; (h) inability to meet increased demand, production targets or commitments; (i) competition from new product offerings, disruptive technologies or other developments; (j) geopolitical, economic, and regulatory risks relating to Howmet's global operations, including geopolitical and diplomatic tensions, instabilities, conflicts and wars, as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (l) failure to comply with government contracting regulations; (m) adverse changes in discount rates or investment returns on pension assets; (n) the ability to consummate and realize expected benefits of acquisitions, including the CAM acquisition, on the anticipated time frame or at all; and (o) the other risk factors summarized in Howmet's Form 10-K for the year ended December 31, 2025 and other reports filed with the U.S. Securities and Exchange Commission (SEC). Market projections are subject to the risks discussed above and other risks in the market. Under its share repurchase program, Howmet may repurchase shares from time to time, in amounts, at prices, and at such times as it deems appropriate, subject to market conditions, legal requirements and other considerations. Howmet is not obligated to repurchase any specific number of shares or to do so at any particular time. The declaration of any future dividends is subject to the discretion and approval of Howmet's Board of Directors after consideration of all factors it deems relevant and subject to applicable law. Howmet may modify, suspend, or cancel its share repurchase program or any dividend policy in any manner and at any time that it may deem necessary or appropriate. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by Howmet on its website or otherwise. Howmet disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

HOWMET AEROSPACE
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Important Information (continued)

Non-GAAP Financial Measures

Some of the information included in this presentation is derived from Howmet Aerospace's consolidated financial information but is not presented in Howmet Aerospace's financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Non-GAAP financial measures in this presentation shown as Adjusted exclude special items.

Howmet Aerospace has not provided reconciliations of any forward-looking non-GAAP financial measures (including Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Earnings per Share, each excluding special items, Free Cash Flow and Free Cash Flow Conversion) to the most directly comparable GAAP financial measures because such reconciliations, as well as the directly comparable GAAP measures, are not available without unreasonable efforts due to the variability and complexity of the charges and other components excluded from the non-GAAP measures, such as gains or losses on sales of assets, taxes, and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Howmet Aerospace believes such reconciliations of forward-looking non-GAAP financial measures would imply a degree of precision that would be confusing or misleading to investors.

Other Information

In this presentation: where values are denoted, M=USD millions and B=USD billions; Howmet, Howmet Aerospace, or the Company=Howmet Aerospace Inc.; YoY=year over year; FY=full year; Q=quarter; 2H=second half; Adj.=Adjusted; CAGR=compound annual growth rate; IGT=industrial gas turbine; bps=basis points; EPS=Earnings Per Share; FCF=Free Cash Flow; and Free Cash Flow Conversion=Free Cash Flow divided by Net Income excluding Special Items.

On April 1, 2020, Howmet Aerospace Inc. (previously named Arconic Inc.) separated from Arconic Corporation. Income statement values for 2019 and 2020, including adjusted amounts for these periods, in this presentation are on the basis of continuing operations only, and exclude the effects of discontinued operations. The free cash flow amounts for 2020 and 2021 are on an adjusted basis, excluding discontinued operations and including cash receipts from sold receivables.

HOWMET AEROSPACE

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Agenda 1. CEO Opening Remarks 2. Engine Products 3. Fastening Systems 4. Engineered Structures 5. Forged Wheels 6. Financial Update 7. Q&A 4

CEO Introduction John Plant Executive Chairman and Chief Executive Officer

Howmet Aerospace Strategy Focus on what we are good at to drive growth above market rate Underpin strategy with commercial and operational discipline Prioritize major differentiated products for resource allocation Execute a disciplined capital allocation strategy 6

Differentiated Products Deliver Innovative Solutions and Customer Benefits Innovative Solutions Differentiated Products: Patented airfoils with advanced cooling and coatings for extreme temperature applications Specially - designed fasteners for lightweight composite airframe construction & reduced assembly costs, lightning strike protection Unique set of forging assets provide lightweight products for defense and composite aircraft applications Lightweight aluminum commercial wheels Better Fuel Efficiency Lower Fuel Cost & Emissions Reduced Assembly & Maintenance Costs Increased Safety Lightweight Smaller Carbon Footprint 7

8 Not including locations that serve as sales and administrative offices, distribution centers or warehouses. Map excludes sites associated with the proposed acquisition of Consolidated Aerospace Manufacturing (CAM)

End Markets Overview 9

Expect Post - Pandemic “Elongated Recovery” in Aero to Continue into 2030s Commercial Aero Deliveries Expected to Grow Double Digits through 2027 Source: Jefferies/Cirium data 10 1,144 1,265 1,127 1,404 1,611 1,850 2,005 2,066 2,149 2022 2023 2024 2025 2026E 2027E 2028E 2029E 2030E +9% Delivery CAGR Large Commercial Deliveries Forecast 2019 baseline: 1,243 deliveries 27,049 34,384 Global Fleet Fleet Growth 2022 - 2030E ~27%

US Data Center Build Out Requires 70+ GW — with Increasing Share from Natural Gas 1) McKinsey & Company: Global Energy Perspectives, October 2025 2) McKinsey & Company: US Microgrid Market Overview, November 2025 3) McKinsey & Company: Navigating Through Market Challenges in Building New Gas Plants, November 2025 GW = Gigawatt Planned US Data Center Builds 1 2025 - 2030 2031+ 2021 - 2025 built 81GW 2026 - 2030 A nnounced 28GW 2.5x + US Natural Gas capacity expected to grow over ~2.5x 3 US Power Demand by Data Centers, GW 1 and % CAGR 30 100 185 2025 2030 2035 +20% Global Power Demand by Data Centers, GW 2 and % CAGR 127 279 414 2025 2030 2035 +13% Landscape rapidly changing and subject to permitting process 11 Reflects Howmet internal assumptions

Gas Turbine Demand Has Accelerated Beyond Recent Capacity Additions

Howmet Gas Turbines Revenue[1]


>2x
$2B+
~$1B
2025
Next 3 to 5 Years

Heavy Duty Industrial Gas Turbine

Extensive Heavy Duty IGT backlog across the industry

GE VERNOVA · SIEMENS energy · MITSUBISHI HEAVY INDUSTRIES, LTD. · ansaldo energia

Small- to Mid-Size Gas Turbines

Customers ordering multiple mid-size turbines to supplement need for capacity generation

Solar Turbines (A Caterpillar Company) · Baker Hughes

Aeroderivatives

GE VERNOVA · GE Aviation



Heavy Duty IGT blade



Solar Titan 350



GE Aeroderivative Power Unit

Howmet is the largest manufacturer of gas turbine blades in the world

HOWMET AEROSPACE

1 *Gas Turbines revenue constitutes turbine parts for use in heavy-duty industrial gas turbine units and small- to mid-size gas turbine units*

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Defense Aero Growing With Both Legacy & F-35; Non-Aero Defense Accelerating

FY25 Total Defense Revenue[1]: $1.5B, up 21% YoY



Legacy Defense Aero
Parts on Every Western-world Military Program

- **Outlook:** Demand for Legacy platforms (e.g., F-15, F-16) expected to continue



F-35 Defense Aero
F-35 ~45% of Defense Aero Revenue in FY25

- **Outlook:** F-35 fleet expected to grow to 2,000+ by 2030

F-35 Global Fleet: Approx. 1,300



Missiles, Rockets & CCAs
Growing Rapidly Off Small Base

- **Outlook:** Sharp increase in inbound quotation activity and parts requisitioning



Other Non-Aero Defense
Benefitting From Rebuild of Munitions Stockpiles

- **Outlook:** Increased Defense spend by governments globally expected to continue to drive demand

HOWMET AEROSPACE

1) *Total Defense Revenue includes Defense Aerospace Revenue and Non-Aero Defense Revenue*

CCA = Collaborative Combat Aircraft

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Commercial Transportation Potential Market Bottom Q1 2026; Improvement in 2H



- **Macro Environment Improving**
  - Improving **Freight Rates**
  - **Tariffs stabilizing**
- **Regulatory Standards Affirmed**
  - 2027 U.S. EPA NOx emissions standard will proceed



- **2026 Market: Expect N. America HD Truck Builds Recover in 2H**
  - **Q1 potential market bottom** for N. America truck builds
- **Global Regulations Adding Weight to Trucks and Buses**
  - **EU:** ~60% of city bus registrations were electric in 2025
  - **N. America:** 82% NOx emissions reduction required by Q1 2027



HOWMET AEROSPACE

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Engine Products 15 Merrick Murphy President, Engine Products

Engine Products: Differentiated by Howmet Technology & Scale Casting Techniques Cooling Techniques Complex Shapes Coating Techniques Enhanced Strength AI, Digital Manufacturing & Automation Improved Fuel Efficiency Reduced Emissions Reduced Weight Predictable Overhaul Cycles Fuel Flexibility Speed to Market Howmet Differentiated Products & Technology Operating Temperature Aerodynamic Shapes Airflow Control Environmental Resistance Component Integrity Model Based Manufacturing Customer Solutions Market Needs 16

Positioned to Meet & Exceed Market Growth in Investment Castings Air Flow Management Mechanical Properties of Superalloys Manufacturing & Process Control Aero Airfoils: Commercial & Military Gas Turbines 2 TWO Structural Castings Market Leadership Our Ability to Scale Our Technology 70+ Year Know - How, Assets & Ability to Grow Vertical Integration Automation, Digital Thread drives Yield & Quality Speed to Market 17

Scaling to Meet Increasing Market Demand Expanding our Vertical Integration Advantage Casting Expansion Core Expansion Tooling Expansion Coating Expansion Unrivaled Scale Global Footprint: ~30 locations, 3 continents Strategically located: Close to all key OEMs Largest Global Capacity Commercial Aerospace Backlog Commercial & Defense Spares Electricity Demand Increase Drone, Missile & Space Growth Drives Financial Performance Supports Market Growth Strategically Aligned & Scaling Up 18

Present Since the Beginning & Delivering Solutions for the Future



Military Engines:
Commercial Engines:
Gen1 J35, J57
Gen2 F110, F404, F414
Gen3, F135
Next Gen F135 ECU, T901
PW4000
CFM56
LEAP
GTFA
RISE
1st Operational Turbo-Fan (JT3D)
1st true turbo-fan introduced: GE's TF-39 - CF6-6 Foundation
High-bypass Turbofans introduced
Modern Turbofan engines boast advanced design, material…
…or ducted alternative
1950's
1960's & 70's
1980's & 90's
2000's to Present Day
What's Next
High-Bypass: run hotter / exceeding melting point requiring more complex Cooling Schemes
Solids / EQ
Simple Cooling
More Complex Cooling / Single-Wall
Advanced Casting Process: DS / SC for Creep
Advanced Cooling / Fine Features Multi-Wall / Digital Thread
AI Driving Process Control
3D Core / Cast-in Cooling Holes
FUTURE TECHNOLOGY FLOW
Joint Strike Fighter's F135
Turbine Inlet Temperature : ~3,600°F1
Modern Commercial Jet
Turbine Inlet Temperature: ~2,500°F2

HOWMET AEROSPACE

1) American Society of Engineers. 2) Fundamentals of Jet Propulsion with Applications, Cambridge Aerospace Series. Ronald D. Flack. 2005

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The Technologies Behind the Solutions: Turning Impossible Into Routine

Air blown through high pressure turbine (HPT) components enables **operation in environments above their melting point**

Core Technology

Airfoils Transition from 2D to 3D Design

- Advanced Cooling for Added Efficiency -

- Cool More with Less Air -

2D Cooling | **3D Cooling "Multiwall"**



HPT Airfoils
3-Wall Design
4-Wall Design

Casting Technology

Cast-In Film-Cooling Holes / Shapes

- 2X Human Hair Size -

- Machining is limited by Line-of-Sight -

*- Howmet Developed a **Patented Capability** -*



Coating Technology

Complex Coatings

- Enables Higher Engine Temperatures -

*- **Patented Bond Coat** for Improved Thermal Barrier Coating (TBC) Life -*



Oxidation + Thermal Barrier Coating (TBC)
Corrosion
No Coat
Internal Oxidation

Next Gen

Next Generation Core Bodies



Core Distortion
Competitors
Howmet Gen 1
Howmet Gen 2
Howmet Current

Reduced Distortion

- ✓ Increased Complexity
- ✓ Improved Yields

Most Advanced

Most Advanced Castings



Equiaxed Crystal Structure
Directionally Solidified Structure
Single Crystal Structure

Increasing Resistance to Creep Deformation

Next Gen

Next Generation Coatings



Thermal & CMAS Barrier
Tough Compatibility Layer
Oxidation Barrier
Single Crystal Alloy

Current Generation Coatings:
Single Layer & Chemistry

Next Generation Coatings:
Multi-layered & Unique Chemistries

- ✓ Greater thermal resistance
- ✓ Greater oxidation resistance
- → Longer life

HOWMET AEROSPACE

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Over a Decade of Leading, Learning & Advancing Through Data %áƌá NߝoŞăĈň ŞňƒƌįŞŕ Alloys Operations Cores Wax Dies Howmet Digital Thread: Linking Raw Materials, Process Conditions and Machines throughout the Integrated Supply Chain to Castings Cores, Wax Patterns & Castings 2D marked Cores, Wax Patterns & Castings scanned at every operation Data collected at each operation Core Cavity Information Wax Cavity Information Laue Automated UT Wall Gauging Dimensional Inspection Digital Radiography / CT Scan FPI & Visual Inspection 2D Barcoded Wax Pattern Howmet Digital Thread: AI & Digital Manufacturing are Enabled by our Digital Thread (End to End) Accelerates Howmet’s Ability to Scale Up and Improve Yield & Quality 2D Barcoded Casting 21

Vertical Integration Makes it all Possible, Optimized by our Digital Thread



Core Compound
Core Forming
Press
Core Kiln Fire
Wax Pattern Injection
Advanced Wax Press & 3D Printing
Mold Assembly
Automated Wax Patterns Assembly
Slurry
Shell & Molds
Robotic Monoshell
De-wax
Elementals & Melting Alloys
Casting
Advanced Controls & Automation
COMPLEX CORES
WAX & SHELL
ALLOYS
COATING
MACHINING
NDT
FINISHING
CAST
Core Removal
Auto-clave
Open Kettle
Metal Finishing
Automated Finishing
NDT
Automated Digital X-Ray, Bluelight Digital Measurement
Machining
Automated High Speed CNC Machining
Bond and Wear Coatings
We Design & Build In-House our Own Furnaces, Equipment & Tools
Digital Thread Across Our Processes:
Automation & Data Analytics
Automation "Variance Reduction"
Data Analytics "Variance Prevention"
Rapid Prototyping "Speed to Market"

HOWMET AEROSPACE

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Howmet Produces Large DS Blades Greater Than 3 Feet Long Pushing the Boundaries: Transferring Aero Airfoils Technology to Gas Turbines Larger Blades and Vanes (length and width) = More Power Output Land - Based Turbines Adopt Multiwall Cooling Schemes Similar to Commercial and Military Aero Engines Upscaled our Core Expertise to Produce Large Land - Based Multi - Wall Cooling Schemes for Large Blades Utilizing New Casting Technologies and Mold Designs to Cast the Largest Directionally Solidified (DS) Blades & Vanes 23

Engine Products: Investing for Aerospace and Power Generation

Core Tooling Manufacturing
Tempcraft - Brecksville, OH



- **Rate Tooling Focused**

Purchased Camcraft Ltd Oct. '24

Core Manufacturing
Whitehall, MI



- **Press Lines, Kilns**
- **3D Core**

Compound/Setter Manufacturing
Morristown, TN



- **Yield Focused**
- **Automation**
- **Enhanced Mixing**

Core Manufacturing
Morristown, TN



- **Press Lines, Kilns**
- **Setter Manufacturing**

Coatings: EB-PVD4
Thermatech – Whitehall, MI


EB-4

- **Installation Complete**
- **LEAP Vane Qualifications Complete**
- **EB-PVD5 Kicked Off**

IGT Core and Casting Manufacturing
Exeter, UK



- **Core Press Lines**
- **Kilns Installed**



- **New DS Casting Furnace Installation**

IGT Casting Manufacturing
Nomi, Japan



- **DS Casting Furnace Capacity**
- **Building Construction Ongoing**

HOWMET AEROSPACE

Aerospace | Gas Turbines

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Engine Products: Major Takeaways Howmet Technology, Scale & Speed to Market Differentiate Recognized by Top Customers Across Our Markets All Markets Howmet Serves are Growing Commercial Aerospace (Rate Production & Spares) Ramping, Power Generation Accelerating, Missiles & Drones Emerging Our Investments (Completed + Planned Next 3 - 4 Years) Solidify & Expand our Market Leading Positions Grow Above Market and Drive Profitability 25

Fastening Systems 26 Vagner Finelli President, Fastening Systems

Aerospace and industrial fasteners , latches, fluid fittings and installation tools Nose to tail on commercial and military defense aircraft , jet engines and gas turbines Commercial transportation vehicles, renewable energy (solar and wind) , construction and industrial equipment Proprietary technologies enabling lightweight, composite materials, single sided applications , supporting sustainability, fuel efficiency and automation Manufacturer of multi - material, engineered fastening products and systems 27 $ 1 .75 Billion 2025 revenue Fastening Systems | Overview

Unparalleled Global Profile, Diversified Market Mix



Market Mix
Other
9%
Commercial Transportation
12%
Defense Aerospace
10%
69%
Commercial Aerospace
Revenue by Region
Asia 1%
1% Other
United Kingdom
5%
Continental Europe
32%
61%
North America
Contract Type
Non-LTA Distribution
46%
54%
LTA
Major Airframers
OEM's Tiers 1, 2, 3
UNITED KINGDOM
Leicester
Redditch
Telford
FRANCE
St. Cosme-en-Vairais
Toulouse
Us
Cergy
GERMANY
Hildesheim-Bavenstedt
Kelkheim
Aichach
HUNGARY
Nemesvámos
UNITED STATES
Kingston, NY
Mauston, WI
Elroy, WI
Waco, TX
Carson, CA
City of Industry, CA
Fullerton, CA
Torrance, CA
Simi Valley, CA
Tucson, AZ
MEXICO
Ciudad Acuña
MOROCCO
Casablanca
JAPAN
Tokyo
CHINA
Suzhou
HONG KONG
Hong Kong
AUSTRALIA
Oakleigh
Aerospace Manufacturing
Aerospace Distribution
Industrial Manufacturing
Industrial Distribution

HOWMET AEROSPACE

Does not include sites for proposed acquisition of Consolidated Aerospace Manufacturing (CAM)

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Leading Positions Across Key Market Segments

Market Segment	Products	Competitive Position	Highlights	Revenue % of FY25 Total
Aerospace (Airframe, Engine, Aeroderivative Gas Turbine)	**Single-Sided Blind Bolts** **Lockbolts and Collars** **Sleeved Pin Systems** **Panel Fasteners** Inserts/Studs Nuts, Bolts, Screws, Pins Latches Fluid Fittings Installation Tooling	NUMBER ONE – Aerospace Fasteners	**Broadest product offerings** **440+ patents** **30% of revenue from patented or proprietary products** **Unique offering of supply chain solutions through integrated Distribution channel**	~80%
Industrial (Commercial Transportation, Renewable Energy, Rail, Machinery)	**Single Sided Blind Bolts** **Lockbolts** Specialty Fasteners Wire Thread Recoil Inserts Installation Tooling	NUMBER ONE – N.A. Truck & Trailer Industrial Fasteners NUMBER ONE – N.A. Utility-Scale Solar	**Specialized solutions for critical applications** (vibration resistance, multi-material joining) **Efficient solutions for in-the-field installation** (solar mills, offshore, windmills, etc.) **40% of revenue from patented products** **System solutions (tooling + fastener)**	~20%

HOWMET AEROSPACE

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Single Sided Application Automated Assembly Composite Materials Light Weight In - the - Field Installation Total Assembly Value Industrial Gas Turbines Distribution Services MRO Business Jets Application Tooling Renewable Energy Inorganic Vertical Integration Best Cost Country Dual Sourcing Supply Chain Risk Alternative Coatings Organic 30 Multi - Pronged Above Market Growth Approach Innovation Capability Expansion Market Penetration Portfolio Expansion Large Diameter Long Parts Fluid Fittings Couplings Latches Quick Release Solutions Heat Shields Growth Themes: Innovation, Capabilities, New Markets, Distribution, Inorganic

Industry Leader in Purposeful Innovation

2015 2025



HuckLok®
- Corrosion resistant
- Positive lock
- Off sheet bulb



Huck-Spin®
- Installation speed
- Consistent clamp



FC-43®
- High strength
- Ease of install
- Low mfg cost



Flite-Tite®
- LS protection
- Simple installation
- Low assembly cost



StreamTite®
- Aerodynamic
- Low assembly cost



BobTail® 2
- Consistent clamp
- Smaller diameters
- Speed/Ease of Use



Ergo-Tech®
- Single-sided install
- Flush breaking
- Lower weight



AltaTorq®
- High strength
- CRFP friendly



BobTail® R
- Field serviceable
- Consistent clamp
- Vibration resistant



Ergo-Tech® COMP
- Single-sided install
- Flush breaking
- CFRP compatible

- **2 world-class R&D centers** with dedicated teams
- **State-of-the-art design and analysis** technology and equipment
- Mechanical and **metallurgical laboratory testing** capabilities
- Collaborations with **top research universities and associations**



Strong Intellectual Property Position

Pending | Granted

Patents



~2.7x
Howmet
Major Peer

Trademarks



~3.4x
Howmet
Major Peer

Industry Leading Brands

Aero-Lite®	Ergo-Tech®	RAM®
BobTail®	Flite-Tite®	Recoil®
BomTail®	Huck®	Rosan®
Camloc®	Mairoll®	StreamTite®
Eddy Bolt®	Mark-IV®	Veri-Lite®

HOWMET AEROSPACE

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Ergo-Tech® – Superior Blind Bolt Technology

A one side access fastening system



- Pre-assembled, two component structural fastener enabling efficient single-sided installation
- Wide adoption since 2018, allowing automation, increased build rates and improved ergonomic
- Family of offerings including solutions for metallic and composite airframes



Corebolt:

- 6Al-4V Titanium
- Torque-Control Drive

Sleeve:

- A286 CRES, Zone Annealed
- Anti-Rotation Recess



Fastener inserted in structure from head side → robotic friendly



Drive feature shears off flush once installation is complete

System Benefits:

1. One side access – automation friendly, labor reduced in half
2. Significant productivity increase – installation time reduced in the range of 30% to 40%
3. Ergonomic, quiet, no kick back – reduced operator fatigue, safer
4. Lower installed weight compared to other blind bolt systems and pin/collar systems in typical grips
5. Lower total cost of installation

HOWMET AEROSPACE

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Brunner Manufacturing Consolidated Aerospace Manufacturing 1) 33 Expanding Capabilities and Reach – CAM/Brunner 1) Acquisition not yet closed; Subject to Regulatory Approvals Desirable expansion in engineered products (couplings, tubing, quick release pins) and fluid fittings Expansion of Howmet distribution business based on expanded product portfolio Synergies in fasteners expected from operations, supply chain, etc. Additional manufacturing capacity in a context of general industry growth Desirable expansion of product portfolio in structural threaded bolts and specials Penetration in earth moving and agricultural fastener markets Remarkable plant assets providing opportunity for revenue growth Platform to expand into desirable fastener markets such as Gas Turbines and large Aerospace Engines Synergies in operations and supply chain Strong technical capabilities and knowhow

Resilient Business With Potential to Improve Motivated and Capable Team Proven track record of execution Commercially and operationally disciplined Unwavering attitude, turning every stone Multi - Pronged Above Market Growth Potential Introduction of purposeful product innovation and expansion of qualifications Penetration of underserved/high growth markets Integration of acquisitions 34 Growth Themes: Innovation, Capabilities, New Markets, Distribution, Inorganic

Engineered Structures John Wall President, Engineered Structures

Engineered Structures - Our Journey 36 Operational Excellence Margin Management Product Mix Business Rationalization Business Rationalization • Rooftop Reductions (5) • Tactical and Measured Investment • Intensify Resource Deployment Product Mix • SKU Reduction (eliminate the noise) • Exit Highly Commoditized Products • Do What We Do Best Operation Excellence • Yield Improvement • Level Throughput • Reduced Lead - Times Margin Management • Focus on Differentiated Products • Commercial Discipline • Each Business Must Stand Alone

Unique and Differentiated Assets 37 Titanium Products Forging Extrusions Machining & Assembly Manufacturing capabilities built on decades of aerospace and defense expertise | Assets the industry depends on

Proven Material and Process Expertise to Meet Market Needs Delivered Solutions: Drivers to Achieve: Market Needs: Improved Fuel Efficiency Weight Reduction High Operating Temperature Speed to Market Scalability Ti Mill Products Monolithic Al & Ti Structural Forgings Wheel & Brake and Fan Blade Forgings Ti & Steel Extrusions Final Machined & Assembled Parts 38 Ti = Titanium, Al = Aluminum Forgings 50,000 - Ton Press 35,000 - Ton Press 33,000 - Ton Press 15,000 - Ton Press 19,000 - Ton Isothermal Melt, Machine, Extrude & Form Vacuum Arc Re - melting Furnaces Plasma Arc Furnaces Electronic Beam Furnace Titanium Reversing Rolling Mill Ti Extrusion Presses including 5,500 - Ton 10 Stories Tall

Diversified Product Offering Highly Engineered Structural Products | Pushing the Boundaries of Manufacturing Capabilities 39 Wheel and Brake / Fan Blade / Propeller Radar / Defense Systems Defense Aerospace Fuselage / Wing Structures

Adding Value through Synergy 40 Designed to Withstand 9G’s o f Force >150 Components Integrated into 1 Monolithic Forging

Disciplined Approach to a Dynamic Market 41 Commercial Aero Defense Aero Defense Land & Sea Wide Body Ramp Readiness Geopolitical Events Internally Focused Cautious Investment Opportunistic Capacity Commercially Selective Quality over Quantity

Disciplined Approach to a Dynamic Market 42 Commercial Aero Defense Aero Defense Land & Sea Wide Body Ramp Readiness Geopolitical Events Internally Focused Cautious Investment Opportunistic Capacity Commercially Selective Quality over Quantity Well Positioned on Widebody Strong F - 35 Content Increased legacy military demand Dynamic Geopolitical Landscape Creates Risk and Opportunity Early development on future defense initiatives (Golden Dome, F - 47)

43 Forged Wheels Randall Scheps President, Forged Wheels

Positioned to Win #1 Brand, Design Control, Precision Assets at Scale Attractive Market Howmet Advantage 44 #1 Global Brand Full Design Control Precision Assets Scale M egatrends Driving Conversion from Steel to Forged Aluminum Safety Critical Large Addressable Market 70% of Market is Untapped Alcoa® Wheels: The Global Leader in Truck Wheels

Global Strength

Market Segment	Key OEM Customers	Competitive Position	Highlights	Revenue % of FY25 Total
North America	PACCAR, MACK, FREIGHTLINER	1 NUMBER ONE	■ **~80% Share of Aluminum Market** ■ **Proprietary** MagnaForce® Alloy ■ Strong **Brand Recognition**	~50%
Europe	DAIMLER, VOLVO, SCANIA	1 NUMBER ONE	■ **~90% Share of Aluminum Market** ■ **Growing Share** vs. Steel Wheels ■ **Proprietary Dura-Bright®** Surface Treatment	~35%
Other Regions	KENWORTH, HINO, ISUZU	1 NUMBER ONE	■ **~40% Share of Aluminum Market** ■ **Dura-Bright®** Surface Treatment Growing ■ Large Untapped Potential	~15%

95% of Revenue Under Metal and Tariff Pass Through Agreements

HOWMET AEROSPACE

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70% of the Market is Untapped Market Growth Drivers Regulatory Emissions Regulations Weight Limits New Energy Vehicles Economic Fuel Costs Network Efficiency Maintenance Costs Large Opportunity to Convert Steel to Aluminum Global Truck Wheels by Material 30% ~ 70% 80% 20% 30% 70% 85% Aluminum Wheels Steel Wheels Conversion Opportunity 7% 30% 2010 2026 Growing Global Aluminum Adoption Europe North America 46 Other Regions “The aluminum wheel is the single most effective product for saving weight . “ Source: NACFE Confidence Report: Lightweighting, Jan. 2021 15%

In Tune with Fleet Needs; Strong Value Proposition We Deliver Fleets Need Lower Operating Costs More Payload Reliability Ease of Maintenance Appearance Lighter and Stronger than Steel Up to 5% Better Fuel Efficiency 1 Up to 3% More Payload (1,400 lbs.) 1 World Class Quality Million Mile Durability #1 Brand = Higher Resale Value Premium Finishes 1) Statistics for Class 8 trucks 47 Australian “Road Train” running on 94 Alcoa wheels

Largest Distribution Network 50,000+ Fleet Relationships 4x Capacity of Next Competitor Full Value - Chain Control Highly Automated Production Positioned to Win Distributor Manufacturing Operations Sales Office Distribution Center Monterrey Cleveland, OH Barberton, OH Chillicothe, OH UNITED STATES MEXICO São Paulo BRAZI L Brisbane Melbourne AUSTRALIA HUNGARY Suzhou CHINA Tokyo Joetsu JAPAN Székesfehérvár 48 Production Automation - Hungary

Innovation Driving Leadership and Margin 49 Dura - Bright® Patented Surface Treatment Bright and C orrosion Resistant, No Polishing High Value for Fleets MagnaForce® Proprietary Aluminum Forging A lloy 17% Stronger than Standard Alloy Suite of Design and Production Technologies

The Outlook is Bright 52 48 50 #1 Global Brand Full Design Control Precision Assets Scale

Financial Overview 51 Patrick Winterlich EVP and Chief Financial Officer

2020 – 2025: Commercial / Operational Performance Driving Results

- **~9% Revenue CAGR**
- **~17% Adj. EBITDA CAGR;** Margin up 870 bps; Top Decile Adj. EBITDA Margins vs Aerospace Peers
- **~37% Adj. EPS CAGR;** ~50% Interest Expense Reduction, ~640 bps operational tax rate improvement
- **~$4.5B Cumulative Free Cash Flow;** average FCF Conversion ~100%

HOWMET AEROSPACE

See Appendix for reconciliations

52

2020 – 2025: Balance Sheet Improvements Driving Increased Deployment

Fortress Balance Sheet Paired with Balanced Capital Deployment Approach

- **Gross Debt Reduction ~$2B**
- **Net Debt/EBITDA Improved from ~3x to 1x**
- **Pension/OPEB Gross Liability Reduction ~50%**
- **~$2.4B Common Stock Repurchases**
- **~$430M Common Stock Dividends**

HWM Gross Pension/OPEB Liability



$2.9B
$1.4B
2020
2025
Balance sheet sensitivity reduced

HOWMET AEROSPACE

See Appendix for reconciliations

53

Significant Progress in Segment Adj. EBITDA Margin Future ∆ from 2019 2025 202 4 202 3 … 2019 • New Gen Aero Airfoils Growth • Gas Turbines Airfoils Growth • Spares Growth • Productivity +1,060 bps 33.3% 30.8% 27.2% … 22.7% Engine Products • Widebody Recovery • CAM Acquisition 1 • Distribution Strategy +200 bps 30.4% 25.8% 20.6% … 28.4% Fastening Systems • Widebody Recovery • Focus on High Margin Products • Leverage Differentiated Assets +700 bps 21.2% 15.6% 1 2.9% … 14.2% Engineered Structures • Market Recovery • Regulation/Emissions Clarity • Premium Product Strategy - 90 bps 2 8.5% 27.2% 2 6.9% … 29.4% Forged Wheels • Strong Talent & Leadership • Fortress Balance Sheet • Growing End Markets +720 bps 29.3% 25.8% 22.7% … 22.1% HOWMET AEROSPACE 54 1) Acquisition not yet closed; Subject to Regulatory Approvals See Appendix for reconciliations

Industry - Leading Market Position and Products: The Foundation for Growth 55 Technology and Solutions Leadership Position with: Material Science Process Technology Scale Quality Solving the Needs of: Higher Engine Temperatures & Pressures Increased Adoption of Composite Airframes Lowering Maintenance Costs Increasing Fuel Economy/Payload with Aluminum Wheels Products and Commercial Strategy Exceptional Product Portfolio Offers: Innovation Automation Global Footprint & Installed Capacity Paired with Commercial Excellence in: Long - Term OEM Partnerships Capturing Price and Share in LTA renewals Pass through of 95%+ of Material, Inflation and Tariffs Cost Competitiveness Through Scale

Beyond 2025: Expect Continued Growth Across All Metrics 70%+ Increase in Revenue* 2020 2025 2026 Guidance $5.3B $8.3B ~$9.1B 9% CAGR +~10% 2020 2025 2026 Guidance 20.6% 29.3% ~ 30.3% + 870 bps + ~100 bps $0.77 $3.77 2020 2025 2026 Guidance ~$4.45 37% CAGR +~18% ~970 bps Improvement in Adj. EBITDA Margin* 475%+ Increase in Adj. EPS* Spares ~11% of revenue *From 2020 to 2026 Guidance Baseline provided at Q4 2025 earnings call on February 12, 2026 ; See Appendix for reconciliations 56 Spares 20%+ of revenue

Higher Margins, Lower Interest and Pension Costs Driving FCF Adj. EBITDA up $1.3B , to $2.4B in 2025 Adj. EBITDA margin up ~870 bps , to 29.3% in 2025 Debt actions reduced annualized interest expense by over 50% , from ~$315M to ~$150M in 2025 Pension/OPEB Net liability reduction of ~50% , from ~$1.2B to ~$590M Free Cash Flow Conversion 57 $387 $517 $540 $682 $977 $1,431 2020 2021 2022 2023 2024 2025 2026 Guidance ~ $1,600 +30% CAGR 114% 117% 91% 89% 88% 93% ~90% 2020 - 2025 Drivers: Annual Free Cash Flow ($M) Significantly Increased Free Cash Flow while Investing for Growth See Appendix for reconciliations Reflects 2026 Guidance Baseline provided at Q4 2025 earnings call on February 12, 2026

Revenue to Cash: Strong Conversion, and Getting Stronger 58 682 977 1,431 2023 2024 2025 2026 Guidance ~1,600 Free Cash Flow ($M) 2023 2024 2025 2026 Guidance 10.3% 13.1% 17.3% ~ 17.6% Free Cash Flow % of Revenue 2027+ See Appendix for reconciliations Reflects 2026 Guidance Baseline provided at Q4 2025 earnings call on February 12, 2026

Strategy Underpinned by Operating Play Book for Enhanced Margins & Cash Strategic Initiatives Differentiated Major Product Lines Drive Growth Above Market Drive Labor Productivity and Automation in Manufacturing; Potential to Increase Margins Capex Prioritization - Investing for Growth and Return Generating Free Cash Flow Conversion at ~90% of Net Income Capital Deployment Optionality, Fortress Balance Sheet 59

Robust Platform for Growth Capex, Share Repurchase and Disciplined M&A 60 Cumulative Capital Deployment ($B) 2020 - 2025 $2.1B $0.4B $2.4B $1.5B Capex ~$6.4B Deployed Since 2020 Debt Paydown Dividends Share Repurchase Investing for Growth Capex $450M - $490M Complete ~$1.8B CAM Acquisition Vigilant and Disciplined for further M&A Greater Share Buyback than 2025 Continued Financial Discipline Leverage Ratio ~1.0x 2026 Priorities: 60%+ Allocated to Capex & Buyback The Financial Muscle to Do It All

Wrap Up 52 48 61

62 Q&A: Joining John Plant, Executive Chairman & CEO Patrick Winterlich EVP & Chief Financial Officer Merrick Murphy President, Engine Products John Wall President, Engineered Structures Vagner Finelli President, Fastening Systems Randall Scheps President, Forged Wheels

Appendix 63

2026 Guidance (Provided at Q4 2025 Earnings on Feb 12, 2026) 64 2026 Guidance excludes acquisitions 1) Excluding special items 2) Assumes ~$25M of miscellaneous other expenses in FY 2026 What we expect in 2026 FY 2026 Guidance Q1 2026 Guidance ▪ FY 2026 Revenue up ~10% vs. FY 2025 ▪ FY 2026 Adj EBITDA 1 up ~14% vs. FY 2025 ▪ FY 2026 Adj EPS 1,2 up ~18% vs. FY 2025 ▪ FY 2026 Capex of ~$470M, ~5% of Revenue ▪ FY 2026 Free Cash Flow Conversion ~90% High Baseline Low High Baseline Low $9.200B $9.100B $9.000B $2.245B $2.235B $2.225B Revenue $2.810B $2.760B $2.710B $690M $685M $680M Adj EBITDA 1 30.5% 30.3% 30.1% 30.7% 30.6% 30.6% Adj EBITDA Margin 1 $4.55 $4.45 $4.35 $1.11 $1.10 $1.09 Adj Earnings per Share 1,2 $1.650B $1.600B $1.550B Free Cash Flow

65 Reconciliation of Income from Continuing Operations / Net Income Excluding Special Items FY 202 5 FY 2024 FY 2023 FY 2022 FY 2021 FY 202 0 ($ in millions, except per - share amounts) $ 1,508 $1,155 $765 $469 $258 $211 Income from continuing operations after income taxes / Net income (1) $ 3 . 71 $2.81 $1.83 $1.11 $0.59 $0. 48 Diluted EPS 406 410 416 421 435 439 Average number of diluted shares Special items: $ 84 $21 $23 $56 $90 $182 Restructuring and other charges $ (52) $(59) $(9) $(8) $9 $(115) Discrete tax items (2) Other special items: $15 $6 $2 $2 $147 $ 65 Debt tender fees and related costs — — — — — 14 Costs, including interest, associated with the Arconic Inc. Separation Transaction — (18) (12) 36 (3) 3 Plant fire costs (reimbursements) , net — 8 — — — Collective bargaining agreement negotiations — — — — — 53 Release of tax indemnification receivable — (24) 65 — — Judgement (settlement) from legal proceeding — — — (3) (4) (12) Legal and other advisory reimbursements related to Grenfell Tower, net 1 1 13 3 35 3 Costs associated with closures, s hutdowns , and other items — — — — — 9 Reversal of state investment tax credits 2 — — — — — Acquisition costs $ 18 $(11) $(13) $103 $175 $135 Total Other special items $(25) $1 $ — $(27) $(90) $(59) Tax impact (3) $ 1,533 $1,107 $766 $593 $442 $354 Income from continuing operations excluding Special items / Net income excluding Special items $(13) Allocation adjustments (4) $341 Income from continuing operations excluding Special items and Allocation adjustments $ 3 . 77 $2.69 $1.84 $1.40 $1.01 $0.80 Diluted EPS excluding Special items $0.77 Diluted EPS excluding Special items and Allocation adjustments Income from continuing operations excluding Special items / Net income excluding Special items , Income from continuing operations excluding Special items and Allocation adjustments, Diluted EPS excluding Special items, and Diluted EPS excluding Special items and Allocation adjustments are non - GAAP financial measures. Man agement believes that these measures are meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Dis cre te tax items, and Other special items (collectively, “Special items”). There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, manag eme nt believes that it is appropriate to consider both Income from continuing operations / Net income determined under GAAP as well as Income from continuing operations excluding Special items / Net income excluding Special items . (1) Income from continuing operations after income taxes was used in the FY 2020 calculation as a result of the Arconic Inc. Separation Transaction. (2) Discrete tax items for each period are discussed further on the Reconciliation of the Operational Tax Rate. (3) The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Com pany’s consolidated estimated annual effective tax rate is itself a Special item. (4) Adjustments include differences between allocations as required under discontinued operations as part of generally accepted a cco unting principals and estimated actual spending in selling, general administrative, and other expense s , and miscellaneous non - operating income related to pension, other post retirement benefits, and foreign exchange related to Howmet on a standalone basis as if the Arconic Inc. Separation Transaction had occurred on Januar y 1 , 2020.

66 Reconciliation of Adjusted EBITDA Excluding Special Items and Allocation Adjustments FY 202 5 FY 202 4 FY 202 3 FY 2022 FY 2021 FY 2020 FY 2019 ($ in millions) $ 1,508 $ 1,155 $ 765 $469 $258 $211 $ 126 Income from continuing operations after income taxes / Net income (1) Add: $ 332 $ 228 $ 210 $137 $66 $(40) $ 84 Provision (benefit) for income taxes 40 62 8 82 19 74 31 Other expense, net 15 6 2 2 146 64 — Loss on debt redemption 151 182 218 229 259 317 3 38 Interest expense 84 21 23 56 90 182 582 Restructuring and other charges 2 83 277 272 265 270 279 295 Provision for depreciation and amortization $ 2,413 $ 1,931 $1 ,498 $1,240 $1,108 $1,087 $1, 456 Adjusted EBITDA Add: $ — $ — $ — $ — $ — $7 $ 5 Costs associated with the Arconic Inc. Separation Transaction — (18) (12) 36 (4) (3) 9 Plant fire costs ( reimbursements ) , net (2) — — — (3) (4) (12) 8 Legal and other advisory costs ( reimbursements ) related to Grenfell Tower , net 1 1 14 3 35 3 — Costs associated with closures, s hutdowns , and other items — — 8 — — — — Collective bargaining agreement negotiations 2 — — — — — — Acquisition costs — — — — — 1 90 Allocation adjustments (3) $ 2,416 $1, 914 $1 ,508 $1,276 $1,135 $1,083 $1, 568 Adjusted EBITDA excluding Special items and Allocation adjustments $ 8,252 $ 7,430 $ 6,640 $5,663 $4,972 $5,259 $ 7,098 Sales — — — — — (2) 8 Allocation adjustments (3) $ 8,252 $ 7,430 $ 6,640 $5,663 $4,972 $5,257 $ 7,106 Third - party sales with Allocation adjustments $2,046 $1,633 $1,203 $919 $748 $626 $579 Operating income 24.8% 22.0% 18.1% 16.2% 15.0% 11.9% 8.2% Operating income margin 2 9 . 3% 2 5.8% 2 2 . 7% 22.5% 22.8% 20.6% 2 2 . 1 % Adjusted EBITDA m argin excluding Special items and Allocation adjustments Adjusted EBITDA, Adjusted EBITDA excluding Special items, Adjusted EBITDA margin excluding Special items, and Adjusted EBITDA Margin excluding Special items and Allocation adjustments are non - GAAP financial measures. Management believes that these measures are meaningful to investors because they provide additional information with respect to the Company's operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. The Company's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add - back for deprecia tion and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold, Selling, general administrative, and other expenses, Research and development expenses, and Provis ion for depreciation and amortization. (2) Plant fire costs excludes the impacts of $6 of depreciation in the second quarter ended June 30, 2020. (3) Adjustments include differences between allocations as required under discontinued operations as part of generally accepted a cc ounting principals and estimated actual revenue and spending in selling, general administrative, depreciation, depletion, and other expenses related to Howmet on a s tan dalone basis as if the Arconic Inc. Separation Transaction had occurred in each year on January 1, 2019 or January 1, 2020 , respectively . (1) Income from continuing operations after income taxes was used in the FY 2020 calculation as a result of the Arconic Inc. Separation Transaction.

67 Reconciliation of 2020 and 2025 Operational Tax Rate Year ended December 31, 202 5 Year ended December 31, 202 0 ($ in millions) Operational tax rate, a s adjusted Special items (1)(2) Effective tax rate, a s reported Operational tax rate, a s adjusted Special items (1)(2) Effective tax rate, a s reported $ 1,942 $ 102 $ 1,840 $ 488 $ 317 $ 171 Income from continuing operations before income taxes / Income before income taxes (3) $ 409 $ 77 $ 332 $ 134 $ 174 $ (40) Provision for income taxes 2 1 . 1% 18 . 0% 2 7.5% (23.4) % T ax rate Operational tax rate is a non - GAAP financial measure. Management believes that this measure is meaningful to investors because m anagement reviews the operating results of the Company excluding the impacts of Special items. There can be no assurances that additional Special items will not occur in future per iod s. To compensate for this limitation, management believes that it is appropriate to consider both the Effective tax rate determined under GAAP as well as the Operational tax rate. (1) Pre - tax special items for the year ended December 31, 2020 included Restructuring and other charges $182, Debt tender fees and related costs $65, Costs including interest associated with the Arconic Inc. Separation Transaction $14, Costs associated with closures, shutdowns, and other items $3, and $3 costs related to fires a t two plants, net of reimbursement, partially offset by ($12) reimbursement related to legal and advisory charges related to Grenfell tower. Pre - tax special items for the year ended De cember 31, 2025 included Restructuring and other charges $84, Loss on debt redemption $15, Acquisition costs $2, and Costs associated with closures, supply chain disruptions, and other it ems $1. (2) Tax Special items includes discrete tax items, the tax impact on Special items based on the applicable statutory rates, the d if ference between such rates and the Company’s consolidated estimated annual effective tax rate and other tax related items. Discrete tax items for the period included the following: • for the year ended December 31, 2020, a discrete tax benefit of ($64) related to the release of a reserve as a result of a fa vor able Spanish tax case decision, a ($30) benefit related to the recognition of a previously uncertain U.S. tax position, a ($30) benefit for a U.S. tax law change, and a net ($3) benefi t f or a number of small items, offset by an $8 charge resulting from the remeasurement of deferred tax balances in various jurisdictions as a result of the Arconic Inc. Separation Transaction, and a $4 charge related to tax rates in various jurisdictions. The U.S. tax law change resulted from final regulations issued in July 2020 that provided an election to exclu de from global intangible low - taxed income any foreign earnings subject to a local country tax rate of at least 90% of the U.S. tax rate. • for the year ended December 31, 2025, an excess tax benefit for stock compensation ($18), benefits related to U.S. tax accoun tin g method changes for certain prior period transaction and other costs ($17), a benefit to release a valuation allowance related to U.S. foreign tax credits ($8), a benefit to rele ase a valuation allowance related to U.S. state tax losses and credits ($6), a net benefit related to U.S. federal and state R&D credits claimed for prior years ($5), a net benefit for pri or year tax adjustments ($3), a net benefit for other small items ($3), and a net charge related to the expiration of a tax holiday in China $8. (3) Income from continuing operations before income taxes was used in the FY 2020 calculation as a result of the Arconic Inc. Separation Transaction.

Reconciliation of 2020 and 2021 Adjusted Free Cash Flow including Pre-Separation Allocations as a Percentage of Adjusted Income from Continuing Operations (Adjusted Free Cash Flow Conversion)

($ in millions)	FY 2020	FY 2021
Cash provided from operations (a)	$9	$449
Cash receipts from sold receivables[1]	422	267
Capital expenditures (b)	(267)	(199)
Adjusted free cash flow ("FCF")	**$164**	**$517**
Costs associated with the Arconic Inc. Separation Transaction	77	—
Adjusted FCF excluding costs associated with the Arconic Inc. Separation Transaction and including pre-separation allocations	**$241**	**$517**
Allocation adjustments[2]	(146)	—
Adjusted FCF pro forma for Separation (c)	**$387**	**$517**
Income from continuing operations after taxes / Net income[3] (d)	**$211**	**$258**
Special items:		
Restructuring and other charges	182	90
Discrete tax items[4]	(115)	9
Other special items[5]	135	175
Tax impact[6]	(59)	(90)
Income from continuing operations excluding Special items / Net income excluding Special items	**$354**	**$442**
Allocation adjustments[2]	(13)	—
Income from continuing operations excluding Special items and Allocation adjustments (e)	**$341**	**$442**
FCF conversion as a percentage of Income from continuing operations after taxes / Net income ((a)-(b)) / (d)	**(122)%**	**97%**
Adjusted FCF and allocation adj. for the separation as a percentage of Income from continuing operations excluding Special items / Net income excluding Special items (c) / (e)	**114%**	**117%**

Adjusted FCF; Adjusted FCF excluding costs associated with the Arconic Inc. Separation Transaction and including pre-separation allocations, Adjusted FCF pro forma for separation, and Adjusted FCF and allocation adjustments for the separation conversion as a percentage of Income from continuing operations excluding Special items / Net income excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company's asset base and are expected to generate future cash flows from operations), cash receipts from net sales of beneficial interest in sold receivables, as well as costs associated with the Arconic Inc. Separation Transaction. It is important to note that Adjusted FCF; Adjusted FCF excluding costs associated with the Arconic Inc. Separation Transaction; and Adjusted FCF excluding costs associated with the Arconic Inc. Separation Transaction and including pre-separation allocations, and Adjusted FCF pro forma for separation measures do not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Income from continuing operations excluding Special items / Net income excluding Special items and Income from continuing operations excluding Special items and Allocation adjustments are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, "Special items"). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Income from continuing operations after taxes / Net income determined under GAAP as well as Income from continuing operations excluding Special items / Net income excluding Special items.

In addition, management believes that these measures are meaningful to investors as they reflect how management reviewed the standalone costs of Howmet in the quarter ended Mar 31, 2020 as if the Arconic Inc. Separation Transaction had happened on Jan 1, 2020.

(1) In the third quarter of 2021, the Company restructured its accounts receivable securitization. As a result, Cash receipts from sold receivables (which had been included in the investing section of the Statement of Consolidated Cash Flows) is $0 as the entire impact will be included in the operating section of the Statement of Consolidated Cash Flows. Consequently, for the fourth quarter of 2021 and going forward, the definition of FCF is Cash provided from operations less Capital expenditures.

(2) Adjustments include differences between allocations as required under discontinued operations as part of generally accepted accounting principles and estimated actual spending in selling, general, administrative, and other expenses and miscellaneous non-operating income related to pension, other post retirement benefits, and foreign exchange related to Howmet on a standalone basis as if the Arconic Inc. Separation Transaction had occurred on January 1, 2020.

(3) Income from continuing operations after income taxes was used in the FY 2020 calculation as a result of the Arconic Inc. Separation Transaction.

(4) Discrete tax items for the year ended December 31, 2020 included a benefit related to the release of a reserve as a result of a favorable Spanish tax case decision ($64), a benefit related to the recognition of a previously uncertain U.S. tax position ($30), a benefit for a U.S. tax law change ($30), and a net benefit for a number of small tax items ($3), partially offset by charges resulting from the remeasurement of deferred tax balances in various jurisdictions as a result of the Arconic Inc. Separation Transactions $8, and a charge related to tax rate changes in various jurisdictions $4.

(5) Other special items are included on the Reconciliation of Income from Continuing Operations / Net Income Excluding Special Items slide.

(6) The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Company's consolidated estimated annual effective tax rate is itself a special item.

HOWMET AEROSPACE

68

Reconciliation of 2022 – 2025 Adjusted Free Cash Flow Conversion

($ in millions)	FY 2022	FY 2023	FY 2024	FY 2025
Cash provided from operations	$733	$901	$1,298	$1,884
Capital expenditures	(193)	(219)	(321)	(453)
Free cash flow ("FCF") (a)	**$540**	**$682**	**$977**	**$1,431**
Net Income (b)	**$469**	**$765**	**$1,155**	**$1,508**
Special items:				
Restructuring and other charges	56	23	21	84
Discrete tax items	(8)	(9)	(59)	(52)
Other special items[1]	103	(13)	(11)	18
Tax impact[2]	(27)	—	1	(25)
Net income excluding Special items (c)	**$593**	**$766**	**$1,107**	**$1,533**
FCF conversion as a percentage of Net income (a)/(b)	**115%**	**89%**	**85%**	**95%**
FCF conversion as a percentage of Net income excluding Special items (a)/(c)	**91%**	**89%**	**88%**	**93%**
Sales (d)	**$5,663**	**$6,640**	**$7,430**	**$8,252**
FCF % of Revenue (a)/(d)	**9.5%**	**10.3%**	**13.1%**	**17.3%**

FCF, FCF conversion as a percentage of Net income excluding Special items, and FCF % of Revenue are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company's asset base and are expected to generate future cash flows from operations) and cash receipts from net sales of beneficial interest in sold receivables. It is important to note that FCF does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Net income excluding Special items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, "Special items"). There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income determined under GAAP as well as Net income excluding Special items.

(1) Other special items are included on the Reconciliation of Income from Continuing Operations / Net Income Excluding Special Items slide.

(2) The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Company's consolidated estimated annual effective tax rate is itself a Special item.

HOWMET AEROSPACE

69

70 Calculation of Segment Adjusted EBITDA Margin FY 2025 FY 202 4 FY 202 3 FY 2022 F Y 2021 FY 2020 FY 2019 ($ in millions) Engine Products $ 4,320 $ 3,735 $ 3,266 $ 2,698 $ 2,282 $ 2,406 $ 3,320 Third - party sales $ 1,438 $ 1,150 $ 887 $ 729 $ 564 $ 540 $ 752 Segment Adjusted EBITDA 33.3% 30 . 8% 2 7.2% 2 7.0% 24.7% 22.4% 22.7 % Segment Adjusted EBITDA Margin Fastening Systems $ 1,745 $ 1, 576 $ 1, 349 $ 1, 117 $ 1,044 $ 1,245 $ 1,561 Third - party sales $ 530 $ 406 $ 278 $ 234 $ 239 $ 295 $ 444 Segment Adjusted EBITDA 30 . 4% 2 5 . 8% 2 0 . 6% 2 0 . 9% 22.9% 23.7% 28.4 % Segment Adjusted EBITDA Margin Engineered Structures $ 1,148 $ 1,065 $ 878 $ 790 $ 725 $ 927 $ 1,255 Third - party sales $ 243 $ 166 $ 113 $ 111 $ 103 $ 125 $ 178 Segment Adjusted EBITDA 21 . 2% 15 . 6% 1 2.9% 1 4.1% 14.2% 13.5% 14.2 % Segment Adjusted EBITDA Margin Forged Wheels $ 1,039 $ 1,054 $ 1,147 $ 1,058 $ 921 $ 679 $ 969 Third - party sales $ 296 $ 287 $ 309 $ 278 $ 294 $ 192 $ 285 Segment Adjusted EBITDA 2 8 . 5% 27 . 2% 2 6 . 3% 2 6 . 3% 31.9% 28.3% 29.4 % Segment Adjusted EBITDA Margin

Reconciliation of Net Debt to Adjusted EBITDA Excluding Special Items

($ in millions)	Trailing-12 months ended	
	December 31, 2020	December 31, 2025
Income from continuing operations after income taxes / Net income[1]	**$211**	**$1,508**
Add:		
(Benefit) provision for income taxes	(40)	332
Other expense, net	74	40
Loss on debt redemption	64	15
Interest expense, net	317	151
Restructuring and other charges	182	84
Provision for depreciation and amortization	279	283
Adjusted EBITDA	**$1,087**	**$2,413**
Add:		
Costs associated with the Arconic Inc. Separation Transaction	7	—
Plant fire costs (reimbursements), net[2]	(3)	—
Legal and other advisory costs (reimbursements) related to Grenfell Tower, net	(12)	—
Acquisition costs	—	2
Costs associated with closures, supply chain disruptions, and other items	3	1
Adjusted EBITDA excluding Special items	**$1,082**	**$2,416**
Long-term debt due within one year	$376	$191
Long-term debt	$4,699	$2,859
Total Debt, at period end	**$5,075**	**$3,050**
Less: Cash, cash equivalents, and restricted cash, at period end	$1,611	$743
Net Debt, at period end	**$3,464**	**$2,307**
Total Debt to Net Income	**24.1**	**2.0**
Net Debt to Adjusted EBITDA excluding Special items	**3.2**	**1.0**

Net debt, Net debt to Adjusted EBITDA, Adjusted EBITDA, and Adjusted EBITDA excluding Special items are non-GAAP financial measures. The Company's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Management believes that these measures are meaningful to investors because management assesses the Company's leverage position after factoring in cash that could be used to repay outstanding debt, and also because they provide additional information with respect to the Company's operating performance and the Company's ability to meet its financial obligations.

(1) Income from continuing operations after income taxes was used in the FY 2020 calculation as a result of the Arconic Inc. Separation Transaction.
(2) Plant fire costs excludes the impacts of $6 of depreciation in the second quarter of 2020.

HOWMET AEROSPACE

71

72